UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

ENERGY RECOVERY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577
(Address of Principal Executive Offices) (Zip Code)

(510) 483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ERII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) virtually on June 9, 2022, to (i) elect five (5) members of the Board, (ii) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, and (iii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.
As of April 11, 2022, the record date for the Annual Meeting, there were 56,668,786 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 44,376,295 shares of common stock, or approximately 78.3% of the shares outstanding as of the record date, were represented in person or by proxy, constituting a quorum.
The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors

The stockholders elected two Class I and three Class II Directors of the Board to serve for a one-year term until the 2023 Annual Meeting or a respective successor is elected and qualified or until the director’s earlier death, resignation, or removal. The following table shows the results of the stockholders’ vote:

Nominee for Director	Votes For (% of Voted)	Votes Withheld (% of Voted)	Broker Non-Votes
Class I
Joan K. Chow	37,491,189 (98.1%)	714,572 (1.9%)	6,170,534
Lisa A. Pollina	37,743,586 (98.8%)	462,175 (1.2%)	6,170,534
Class II
Sherif Foda	37,873,049 (99.1%)	332,712 (0.9%)	6,170,534
Arve Hanstveit	34,456,440 (90.2%)	3,749,321 (9.8%)	6,170,534
Pamela L. Tondreau	37,380,242 (97.8%)	825,519 (2.2%)	6,170,534

Proposal 2 – Non-Binding Advisory Vote on Executive Compensation.

This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For (% of Voted)	Votes Withheld (% of Voted)	Abstentions	Broker Non-Votes
31,507,543 (86.4%)	4,951,554 (13.6%)	1,746,664	6,170,534

Proposal 3 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For (% of Voted)	Votes Withheld (% of Voted)	Abstentions
44,112,691 (100.0%)	13,095 (0.0%)	250,509

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Recovery, Inc.

Date:	June 10, 2022	By:	/s/ William Yeung
William Yeung
Chief Legal Officer